              NUMBER                                    SHARES
         PCQ                PCQUOTE.COM, INC,
       PAR VALUE $.01                               CUSIP 70453R 10 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT






IS THE RECORD HOLDER OF


        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01
                                  PER SHARE OF

PCQUOTE.COM, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

         DATED:

                                 [SEAL]
             SIGNATURE                              SIGNATURE
             TO COME                                TO COME

             SECRETARY                              PRESIDENT AND CHIEF
                                                    OPERATING OFFICER




                  COUNTERSIGNED AND REGISTERED:
                  EQUISERVE TRUST COMPANY, N.A.
                  TRANSFER AGENT AND REGISTRAR,


                  By

                                                    AUTHORIZED SIGNATURE

         The Corporation will, upon request and without charge, furnish any stockholder information regarding the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- _____________CUSTODIAN____________
TEN ENT -- as tenants by the entireties                                       (Cust)               (Minor)
JT TEN  -- as joint tenants with right of                                   under Uniform Gifts to Minors
           survivorship and not as tenants                                  Act______________________________
           in common                                                                      (State)


      Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


___________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER SUCH SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.



DATED
     ____________________________



                 _____________________________________________________________
         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                 NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



SIGNATURE(S) GUARANTEED:
                        _______________________________________________________
                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C.
                        RULE 17Ad-15.